

innovus pharma

A Leader in the OTC/Consumer Care Men's and Women's Health & Respiratory Diseases

OTCQB: INNV

Corporate Presentation

June 19, 2017

Safe-Harbor Statement

Statements under the Private Securities Litigation Reform Act, as amended: With the exception of the historical information contained in this presentation, the matters described herein contain forward-looking statements that involve risks and uncertainties that may individually, mutually, or materially impact the matters herein described, including, but not limited to, Innovus Pharmaceuticals, Inc., including its subsidiaries and affiliates (the "Company") ability to execute its business plan, obtain regulatory approval for products under development, enter into partnering agreements, realize revenue and pursue growth opportunities, some of which are outside the control of the Company. Readers and attendees are cautioned not to place undue reliance on these forward-looking statements as actual results could differ materially from the forward-looking statements contained herein. Attendees are urged to read the risk factors set forth in the Company's most recent Form S-1, annual report on Form 10-K, subsequent quarterly reports filed on Form 10-Q and its most recent SEC filings. Company disclaims any intention to update this presentation.

A men and women's health and respiratory disease company currently commercializing 20 products

OTC Drugs ANDA
- FlutiCare™ — Fluticasone Propionate Nasal Spray, USP, 50 mcg

OTC Drugs Monograph
- APEAZ™ Arthritis
- Xyralid™ — Single Use Packets
- EjectDelay™

Clinical Supplements
- AllerVarx™ — Clinically Tested Relief During Allergy Season
- Androferti
- Beyond Human Testosterone
- Vesele
- RecalMax™ — Promotes Healthy Brain Function
- UriVarx™
- ProstaGorx™

Consumer Care
- Zestra
- glide — Sensual Lubricant
- Sensum+

Our products are approved in 33 countries and on the market in 8 countries

Unique Business Model

Combining our known and loyal consumer care & supplement brands with the strength and clinical claims of our branded OTC drugs

Drugs

NDC 60960-024-16
FlutiCare™
Fluticasone Propionate Nasal Spray, USP, 50 mcg

⟷

AllerVarx™
Clinically Tested
Relief During Allergy Season

APEAZ™ ARTHRITIS

⟷

from the maker of Apeaz™ Ultra
ArthriVarx™
Joint Supplement*

Supplements

Cross Selling Through our Expansive & Proprietary Beyond Human® Direct to Consumer Sales & Marketing Platform

innovus pharma

Company Highlights

Rapid Commercial Growth

- $4.8M in net revenue in 2016
- $2.2M in net revenue in Q1 2017
- Close to 80% gross margin
- 2017 revenue guidance: $10-$15M
- Exiting 2017 profitable

Deep Portfolio of Products

- Total of 20 commercial products
- 4 OTC drugs
- 16 Consumer care products
- 5 additional product launches expected in 2017

Continuously Expanding EX-US Footprint

- Distribution partners in 110 countries (Ex-US)
- Products commercially launched in 8 countries
- Regulatory approval received in 33 countries

Experiences Leadership Team

Key Management & Previous Experience

	Years of Experience Industry/Innovus	
Bassam Damaj, Ph.D. *President & CEO*	>20/5	APRICUS BIO, Pfizer, Genentech, Mitsubishi Tanabe Pharma, Pharmacopeia, LIGAND
Randy Berholtz, Esq, MBA *General Counsel and EVP* *Corporate Development*	>25/4	ACON, APRICUS BIO, NANOGEN
Rauly Gutierrez, CPA *VP Finance*	>11/1	KMJ Corbin & Company Business Advisors Tax and Audit

Independent Board of Directors

Henry Esber Ph.D.	Ziad Mirza, MD	Vivian Liu
Chairman	CMO at HyperHeal Hyperbarics	COO at Cesca Therapeutics

Target Markets

Target Markets

> $5B



Zestra
Vesele
BEYOND HUMAN
TESTOSTERONE BOOSTER
RecalMax
Bladder
UriVarx

Female Sexual Dysfunction & Health
$1B

Men Sexual Dysfunction & Urology
$2B

Allergic Rhinitis
$1B

Brain Health
$1B

innovus pharma

Innovus Pharma
– OTC Drugs -

- ✓ **EjectDelay® OTC for premature ejaculation**
- ✓ **Xyralid® OTC for hemorrhoids**
- ✓ **Apeaz™ OTC for arthritis pain**
- ✓ **FlutiCare™ OTC for Allergic Rhinitis**



XYRALID™
Single Use Packets

APEAZ™
ARTHRITIS


EJECTDELAY

Innovus Pharma
– Clinical Dietary Supplements -

- ✓ ***BH® Testosterone Booster***
- ✓ ***Vesele® for promoting sexual health***
- ✓ **BH® Ketones**
- ✓ **BH® Krill Oil**
- ✓ **BH® Omega 3 Fish Oil**
- ✓ ***RecalMax™ for promotion of brain and cognitive health***
- ✓ **Androferti® supports overall male reproductive health and sperm quality**
- ✓ **BH® Vision Formula**
- ✓ **BH® Blood Sugar**
- ✓ **BH® Colon Cleanse**
- ✓ ***UriVarx ™ for bladder health***
- ✓ **AllerVarx™ for allergy management**
- ✓ **ProstaGorx™ for prostate health**


AllerVarx
BEYOND HUMAN
TESTOSTERONE BOOSTER
GREEN COFFEE
GCBE
BEYOND HUMAN
OMEGA 3 FISH OIL EPA/DHA


Clinically Proven
Bladder
Control
UriVarx
BEYOND HUMAN
BLOOD SUGAR SUPPORT
RASPBERRY KETONE
BEYOND HUMAN
Krill Oil
Colon Cleanse
Vision Formula


Vesele
RecalMax


ProstaGorx
PROSTATE SUPPORT FORMULA

Innovus Pharma
– Consumer Care/Cosmetics -

- ✓ Zestra® for female arousal & desire
- ✓ Zestra Glide® water based lubricant
- ✓ Sensum+® to help with reduced penile sensitivity


Zestra
CLINICALLY PROVEN


Sensum+
Safe daily-use topical cream
to increase sensation


Zestra


CLINICALLY PROVEN
Zestra

Proven Track Record of Success

Rapid Achievement of Commercials Milestones

	Year-End 2015	Year-End 2016	Q1 2017
Full Year Net Revenue	$0.7M	$4.8M	$2.2M
Gross Margin	53.4%	77.5%	79.8%
New Products Launched –US-	4	11	2
Total Product Commercialized –US-	6	17	19
Regulatory Approvals Received	2	5	29
Partnership Coverage- Ex US-	65 Countries	105 Countries	110 Countries

Proven Track Record of Success

Consistent Growth & Market Penetration


Quarterly Units Sold vs. Net Revenue Since Q4 2015
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
Net Revenue
30,000
25,000
20,000
15,000
10,000
5,000
-
Units Sold

	Q4-2015	Q1-2016	Q2-2016	Q3-2016	Q4-2016	Q1-2017
Units Sold	5,000	6,500	7,400	22,100	23,400	26,900
Net Revenue	$180,000	$230,000	$1,000,000	$1,900,000	$1,700,000	$2,200,000

Commercial Capabilities
– United States -

Commercial Capabilities– United States -

Innovus Pharma is well established as vendor of record in thousands of retail stores in the US

- Tier 1 - 85% of Allergy Category Sales

Walgreens
RITE AID
Kroger
CVS/pharmacy
AmerisourceBergen
McKESSON
CardinalHealth
TARGET

- Tier 2 - 15% of Allergy Category Sales

H-E-B
DELHAIZE
GIANT EAGLE
Ahold
SAFEWAY
Winn Dixie
SUPERVALU

innovus pharma

US Commercial Capabilities

Innovus Pharma is a leader in Direct to Consumer Sales & Marketing

Proprietary Beyond Human® Direct to Consumer Sales & Marketing Platform

- ***Print Media (in ~3,000 newspapers and magazines reaching between 20-30 million consumers on a monthly basis)***
- ***~2 million consumer subscribers***
- ***Extensive online presence with over 145 websites***
- ***B2B/Bus Express/ FBA – Amazon Platform***

Growing Global Commercial Footprint – 111 Countries


N. America
2 Countries
Europe
31 Countries
Asia Pacific
11 Countries
MENA
66 Countries

Products are commercialized by Innovus Pharma and by partners

Products are commercialized by our partners

International Commercialization

Expansive Global Distribution Presence

- *16 commercial partners covering 111 countries (including US)*
- *Approval to sell in 33 countries*
- *Products launched and generating revenues in 8 countries*



Currently awaiting regulatory approval in 34 additional countries

innovus pharma

Why Invest in Innovus

- **Fast Growing Commercial-Stage Revenue Generating Company**
  - $0.7M in net revenue reported in 2015
  - $4.8M in net revenue in 2016
  - $2.2M in net revenue in Q1 2017
  - 20 commercial products in multiple high value markets
  - High value product pipeline targeting over $5 billion US market
- **High Growth & Revenues**
  - $10M-$15M in projected revenue for 2017 (excluding any revenue from FlutiCare™)
- **Multiple 2017 Milestones**
  - H2 launch of FlutiCare™ in the US
  - Seven new product launches expected in 2017 (FlutiCare™ OTC, Xyralid®, Apeaz™, ArthriVarx™, PEVarx™, Androvit® and Urocis® XR)
  - Expecting profitability exiting 2017
- **Unique Business Strategy and Niche Market**
  - Robust Beyond Human® Direct to Consumer Sales & Marketing Platform (reaching 20 -30 million consumers/month)
  - Combining branded approved drugs with known and loyal supplements for the same indication
- **Experienced and Proven Management Team**

Contact

Bassam Damaj, Ph.D.

President & CEO

+1 858 964-5123

bdamaj@innovuspharma.com

innovus pharma